UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2024

CONFLUENT, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40526	47-1824387
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 W. Evelyn Avenue Mountain View, California	94041
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 439-3207

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	CFLT	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2024, the board of directors of Confluent, Inc. (“Confluent”) appointed Kong Phan as Confluent’s Chief Accounting Officer and designated him as Confluent’s principal accounting officer, effective as of September 13, 2024 (the “Effective Date”). Mr. Phan assumes the designation of principal accounting officer from Rohan Sivaram, who continues to serve as Confluent’s principal financial officer in his capacity as Chief Financial Officer.

Kong Phan, age 42, was appointed as Confluent’s Chief Accounting Officer in September 2024. From April 2017 to September 2024, Mr. Phan served as Confluent’s Corporate Controller. Before joining Confluent, Mr. Phan held various accounting roles at Polyvore Inc., a social commerce site (acquired by Yahoo! Inc.), Electronic Arts, a video game company, Gap Inc., a clothing retail company, and Ernst and Young, LLP, an audit and advisory firm. Mr. Phan holds a B.S. from Sonoma State University and is a Certified Public Accountant in California.

Confluent entered into a promotion letter agreement (the “Promotion Letter”) with Mr. Phan dated September 12, 2024 in connection with his appointment as Chief Accounting Officer, which provides for, among other things, (i) an annual base salary of $350,000, (ii) an annual target bonus equal to 50% of Mr. Phan’s base salary, prorated from the Effective Date, under the terms and conditions of Confluent’s Corporate Bonus Plan for Employees, and (iii) a grant of restricted stock units (the “RSUs”) valued at $1,340,000 under Confluent’s 2021 Equity Incentive Plan. The shares underlying the RSUs will vest in eight equal quarterly installments beginning on December 20, 2024, in each case subject to continuous service through each applicable vesting date. Mr. Phan will enter into Confluent’s standard form of indemnification agreement, a copy of which has been filed as Exhibit 10.9 to Confluent’s Registration Statement on Form S-1, filed with the Securities and Exchange Commission on June 1, 2021.

Other than the Promotion Letter, there is no arrangement or understanding with any person pursuant to which Mr. Phan was appointed as Confluent’s Chief Accounting Officer, and there are no family relationships between Mr. Phan and any director or executive officer of Confluent. Additionally, there are no transactions between Mr. Phan and Confluent that would be required to be reported under Item 404 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Confluent, Inc.

Dated: September 16, 2024	By:	/s/ Rohan Sivaram
Rohan Sivaram
Chief Financial Officer